EXHIBIT 99.1

ChinaCast Education Corporation to Release Third Quarter Results On November 13 and Host Conference Call On November 14

BEIJING, Nov. 2, 2007 (PRIME NEWSWIRE) -- ChinaCast Education Corporation (Nasdaq:CAST), one of the leading e-learning and training services providers in China, today announced it will release financial results for the third quarter ended September 30, 2007, after the U.S. market closing on Tuesday, November 13, 2007. A conference call to discuss the third quarter financial results, operating performance and business outlook will be held on Wednesday, November 14, 2007, at 8:30 am ET. The discussion will feature remarks by Ron Chan, Chairman and CEO, and Tony Sena, CFO.

 Conference Call Information            Replay Details
 Date:  Wednesday, November 14, 2007    The replay will be available
 Time:  8:30 am ET*                     from 11:00 pm ET* Wednesday
                                        November 14, 2007 until
                                        midnight ET* November 28, 2007

                                        Conference Replay Dial
 Conference Dial In Numbers:             In Numbers:
 ---------------------------            ------------------------------
 U.S./Canada Toll Free:                 U.S./Canada Toll Free:
  1 877 874 1588                         1 888-203-1112
 International: +1 719-325-4832         International: +1 719 457-0820
                                        Pass Code:  9542103
 Live Webcast:                          Web Replay:
 -------------                          -----------
 www.chinacasteducation.com             www.chinacasteducation.com
 *ET=U.S. Eastern Time

Please access the website approximately 10 minutes prior to the start time in order to download a copy of the company's second quarter results presentation and to install any necessary software.

About ChinaCast Education Corporation

Established in 1999 with offices in Beijing and Shanghai, ChinaCast provides e-learning and training services in three main education segments: post-secondary, K-12 and vocational/career. These services include interactive distance learning applications, multimedia education content delivery services, English language training and vocational/career training courses.

CONTACT:  ChinaCast Education Corporation
          Michael J. Santos, Chief Marketing Officer & Investor
           Relations Officer
          (86-10) 6566-7788
          mjsantos@chinacasteducation.com
          IR Home Page:  http://www.chinacasteducation.com
          15/F Ruoy Chai Building, No. 8 Yong An-Dongli,
          Jianguomenwai Avenue
          Beijing 100022, PRC

          Advanced Investor Relations, L.L.C.
          U.S. Investor Relations Contact:
          (703) 485-6067
          Miranda Weeks
          miranda@advancedinvestorrelations.com